POWER OF ATTORNEY


         The undersigned member of the Board of Trustees of John Hancock Variable Series Trust I does hereby constitute and appoint Michele G. Van Leer, Kathleen F. Driscoll, Ronald J. Bocage, Karen Q. Visconti and Arnold R. Bergman, and each of them, with full power of substitution, her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Trustees, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Series Trust I with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Trustees or otherwise any and all other instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Series Trust I to comply with the Securities Acts of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to be done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date shown.




June 13, 2001                                        /s/ Michele G. Van Leer
---------------------------                          ---------------------------
Date                                                 Michele G. Van Leer
                                                     Chairman and Trustee

                                POWER OF ATTORNEY


         The undersigned member of the Board of Trustees of John Hancock Variable Series Trust I does hereby constitute and appoint Michele G. Van Leer, Kathleen F. Driscoll, Ronald J. Bocage, Karen Q. Visconti and Arnold R. Bergman, and each of them, with full power of substitution, her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Trustees, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Series Trust I with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Trustees or otherwise any and all other instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Series Trust I to comply with the Securities Acts of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to be done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date shown.




June 13, 2001                            /s/ Kathleen F. Driscoll
---------------------------              -----------------------------------
Date                                     Kathleen F. Driscoll
                                         Vice Chairman, President and Trustee

                                POWER OF ATTORNEY


         The undersigned member of the Board of Trustees of John Hancock Variable Series Trust I does hereby constitute and appoint Michele G. Van Leer, Kathleen F. Driscoll, Ronald J. Bocage, Karen Q. Visconti and Arnold R. Bergman, and each of them, with full power of substitution, his true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Trustees, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Series Trust I with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Trustees or otherwise any and all other instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Series Trust I to comply with the Securities Acts of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his own act and deed all that each of said attorneys and agents shall do or cause to be done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




June 13, 2001                                        /s/ Hassell H. McClellan
---------------------------                          ---------------------------
Date                                                 Hassell H. McClellan
                                                     Trustee

                                POWER OF ATTORNEY


         The undersigned member of the Board of Trustees of John Hancock Variable Series Trust I does hereby constitute and appoint Michele G. Van Leer, Kathleen F. Driscoll, Ronald J. Bocage, Karen Q. Visconti and Arnold R. Bergman, and each of them, with full power of substitution, her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Trustees, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Series Trust I with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Trustees or otherwise any and all other instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Series Trust I to comply with the Securities Acts of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to be done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date shown.




June 13, 2001                                        /s/ Diane C. Kessler
------------------                                   ---------------------------
Date                                                 Diane C. Kessler
                                                     Trustee

                                POWER OF ATTORNEY


         The undersigned member of the Board of Trustees of John Hancock Variable Series Trust I does hereby constitute and appoint Michele G. Van Leer, Kathleen F. Driscoll, Ronald J. Bocage, Karen Q. Visconti and Arnold R. Bergman, and each of them, with full power of substitution, her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Trustees, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Series Trust I with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Trustees or otherwise any and all other instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Series Trust I to comply with the Securities Acts of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to be done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date shown.




June 13, 2001                                        /s/ Elizabeth G. Cook
------------------                                   ---------------------------
Date                                                 Elizabeth G. Cook
                                                     Trustee

                                POWER OF ATTORNEY


         The undersigned member of the Board of Trustees of John Hancock Variable Series Trust I does hereby constitute and appoint Michele G. Van Leer, Kathleen F. Driscoll, Ronald J. Bocage, Karen Q. Visconti and Arnold R. Bergman, and each of them, with full power of substitution, his true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Trustees, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Series Trust I with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Trustees or otherwise any and all other instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Series Trust I to comply with the Securities Acts of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his own act and deed all that each of said attorneys and agents shall do or cause to be done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




June 13, 2001                                        /s/ Robert F. Verdonck
------------------                                   ---------------------------
Date                                                 Robert F. Verdonck
                                                     Trustee